UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 19, 2006

Davi Skin, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-14297	86-0907471
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

4223 Glencoe Avenue, Suite B130
Marina Del Rey, California	90292
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 820-8700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - Corporate Governance and Management

Item 5.02               Departures of Directors or Principal Officers

On September 15, 2006, Ted Lanes resigned from his position as Chief Financial Officer of the Company and terminated his employment with the Company.

SECTION 8 - Other Events

Item 8.01               Other Events

In a press release dated September 20, 2006, the Company announced an exclusive retail partnership with Bergdorf Goodman to launch the Company’s new product line of men’s and women’s luxury skincare products in the Fall of 2006.

A full text of the press release is attached as Exhibit 99.1 to this report and is hereby incorporated by reference herein.

SECTION 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1	Press Release entitled “Davi Skin, Inc. Luxury Skincare Line Launching Fall 2006 Exclusively at Bergdorf
Goodman”

Forward Looking Statements

Certain matters discussed in this report on Form 8-K may constitute forward looking statements under Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Words such as “will” or other similar expressions identify forward looking statements.  These statements are based on current expectations.  The Company does not undertake any obligation to update any forward looking statement to reflect events after the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Davi Skin, Inc.

/s/ Joseph Spellman
Joseph Spellman
Chief Executive Officer & Director

Date:	September 19, 2006